UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36405	46-3769850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Farmland Partners Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s Second Amended and Restated 2014 Equity Incentive Plan (the “Second Amended Plan”). At the Company’s Annual Meeting of Stockholders held on May 3, 2017 (the “Annual Meeting”), the Company’s stockholders approved the Second Amended Plan, which increases the number of shares of the Company’s common stock reserved for issuance by 650,781 shares, from 615,070 shares to 1,265,851 shares, extends the term of the Second Amended Plan to 2027, and sets an annual limit on non-employee director compensation.

The foregoing brief description is qualified in its entirety by the text of the Second Amended Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 23, 2017 (the “Proxy Statement”). Holders of 24,369,065 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1:  To elect the eight director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Jay B. Bartels	10,118,255	2,731,491	11,519,319
D. Dixon Boardman	12,406,466	443,280	11,519,319
John C. Conrad	12,547,131	302,615	11,519,319
Chris A. Downey	12,555,762	293,984	11,519,319
Thomas S.T. Gimbel	12,413,973	435,773	11,519,319
Joseph W. Glauber	10,453,227	2,396,519	11,519,319
Paul A. Pittman	12,417,458	432,288	11,519,319
Darell D. Sarff	9,578,669	3,271,077	11,519,319

Proposal 2:  To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

For	Against	Abstentions
24,112,767	171,746	84,552

Proposal 3: To approve the Second Amended Plan.

For	Against	Abstentions	Broker Non-Votes
11,635,099	1,014,490	200,157	11,519,319

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-217669)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: May 4, 2017	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-217669)).